SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): July 8, 2003 (July 7, 2003)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

         Delaware                                      62-1040440
(State or other jurisdiction                         (IRS employer
     of incorporation)                              identification No.)
                                    000-21788
                            (Commission file number)

   One Cotton Row, Scott, Mississippi                     38772
(Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000







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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.                                    Description
-----------                                    -----------
99.1                                           Press Release dated July 7, 2003.


Item 9. Regulation FD Disclosure (Information provided under Item 12. Results of Operations and Financial Condition).


On July 7, 2003, Delta and Pine Land Company ("D&PL") issued a press release reporting its results of operations and financial condition for the third quarter and nine months ended May 31, 2003. This press release, which has been attached as Exhibit 99.1, discloses non-GAAP financial measures that exclude legal costs associated with the D&PL versus Monsanto (NYSE: MON)/Pharmacia litigation and special charges associated with the closing of two U.S. locations and headcount reductions at an international subsidiary and an international joint venture. These non-GAAP financial measures are provided to enhance the user's overall understanding of D&PL's current financial performance from normal operations and D&PL's prospects for the future. D&PL believes that the amounts excluded in the non-GAAP financial measures are not indicative of D&PL's core operating results. D&PL management uses these non-GAAP financial measures in analyzing its performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The non-GAAP financial measures included in the attached press release are reconciled to the most directly comparable GAAP measure therein.

Additionally, executive management will discuss D&PL's third quarter and nine month earnings during a conference call to be held July 8, 2003 at 11 a.m. EDT/10 a.m. CDT. All interested parties are invited to listen to the conference call by dialing 888-270-8028 (International, 706-679-0236), pass code 1452504.
Live audio of the conference call will also be accessible at www.vcall.com. Also, refer to D&PL's Investor Relations section in its News and Events section of its Internet site at www.deltaandpine.com for further instructions about accessing the conference call.

Information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DELTA AND PINE LAND COMPANY


Date:     July 8, 2003
                                       /s/ R. D. Greene
                                      -------------------------------------
                                      R. D. Greene, Vice President - Finance,
                                      Treasurer and Assistant Secretary